Operating expenses by function	12 Months Ended
Dec. 31, 2023
Operating expenses by function
Operating expenses by function

Note 17: Operating expenses by function

17.1 Research and development costs

	FOR THE YEAR ENDED DECEMBER 31,
(amounts in thousands of euros)	2021	2022	2023
Personnel expenses	(4,392)	(6,179)	(3,993)
Other purchases and external charges	(19,345)	(12,991)	(6,378)
Miscellaneous	(264)	(285)	(35)
Research and development costs	(24,001)	(19,455)	(10,406)
Research tax credit (CIR)	4,080	3,413	1,561
Grants	256	7
Subsidies and CIR	4,336	3,420	1,561
Research and development costs, net	(19,665)	(16,034)	(8,845)

The decrease in research personnel expenses in 2023 compared to 2022 stems mainly from the impact of share-based payments, which accounted for 560 thousand euros on December 31, 2023, compared with 3,281 thousand euros on December 31, 2022.

The increase in personnel costs in 2022 compared to 2021 is due to the full year of recruitment in 2021, to the increase in the number of statutory employees, and to the impact of the share-based compensation expense related to the BSPCEs and bonus shares granted at the end of 2021 and 2022 (€3,281 thousand in 2022 versus €2,125 thousand in 2021).

The decrease in R&D purchases and external expenses in 2023 compared to 2022 is mainly due to the completion of clinical trials for the COVA and SARA programs in the second half of 2022. Residual costs relating to clinical development were recognized in 2023, but the bulk of R&D expenditure over the year concerned various preclinical work on the Company’s different programs and operations relating to the production of BIO101 (20-hydroxyecdysone).

The decrease in external purchases and expenses in 2022 compared to 2021 is mainly related to the end of our COVA phase 2-3 study as well as the costs of preliminary meetings with public regulatory bodies as part of the continuation of our study. post-phase 2 SARA-INT. These expenses consisted primarily of contract research organization (CRO) costs for conducting clinical trials and non-clinical studies, as well as contract development and manufacturing organization (CDMO) costs for the manufacturing scale of Sarconeos (BIO101) for filing with regulatory authorities.

As part of the BPI France conditional advance “BIO 201” project, the Company was entitled to receive a grant of € 380 thousand, out of which € 202 thousand was recognized as a subsidy in 2021 since 53 % of the budget of research and development expenses were incurred at the closing date. No additional expenses were incurred in 2022 and 2023.

17.2 General and administrative expenses

	FOR THE YEAR ENDED DECEMBER 31,
(amounts in thousands of euros)	2021	2022	2023
Personnel expenses	(3,107)	(4,110)	(1,570)
Other purchases and external charges	(3,991)	(2,928)	(3,427)
Miscellaneous	(52)	(199)	(491)
General and administrative expenses	(7,150)	(7,237)	(5,488)

The drop in personnel expenses for general management and administrative staff in 2023 compared to 2022 stems mainly from the impact of share-based compensation, which accounted for 604 thousand euros on December 31, 2023, compared with 2,467 thousand euros on December 31, 2022.

Between 2021 and 2022, personnel expenses, including share-based compensation, for senior management and administrative staff increased by €1,002 thousand, mainly due to the replacement of Finance staff and the impact of the share-based compensation expense related to BSPCEs and bonus shares granted in 2021 and 2022.

Other external purchases and expenses mainly comprise administrative expenses related to the French and United States stock market listing operations, accounting and auditing fees, insurance and legal fees.